                                                       Exhibit 23.01

                                    FORM OF

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 4, 1999, included in Mastech Corporation's Form 10-K for the year ended December 31, 1997, and all references to our Firm included in this registration statement.




                                    ARTHUR ANDERSEN LLP
Pittsburgh, Pennsylvania            /s/ ARTHUR ANDERSEN LLP
March 4, 1999





                                      E-2